UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 23, 2013

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA		94551
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 _____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of President and Director

On October 24, 2013, FormFactor, Inc. (“FormFactor” or the “Company”) announced the appointment of Mike Slessor as president and member of the Board of Directors (the “Board”) of the Company, effective immediately.

Mr. Slessor, age 44, has been our Senior Vice President and General Manager of the MicroProbe Product Group since the Company’s acquisition in October 2012 of Astria Semiconductor Holdings, Inc., including its subsidiary MicroProbe, Inc., where he served as President and Chief Executive Officer since July 2008.

As president, Mr. Slessor will be paid an annual base salary of $350,000 and be eligible to receive a cash performance bonus at a target rate of 60% of base salary. Mr. Slessor has entered into the Company’s standard form of Change of Control Severance Agreement as previously filed by the Company.

Mr. Slessor, who will join the Board as a Class II director, will not receive any compensation in connection with his service as a member of the Board.

Appointment of Executive Chairman

On October 24, 2013, FormFactor announced the appointment of Tom St. Dennis, CEO and a member of the Board, as the Executive Chairman of the Board, effective immediately.

Decision of Director Not to Run for Re-Election at 2014 Annual Meeting of Stockholders
On October 23, 2013, G. Carl Everett, Jr. stepped down as Chairman of the Board and informed the Board that he does not intend to run for re-election as a Class II director at the Company’s 2014 Annual Meeting of Stockholders.

Appointment of Lead Director

On October 24, 2013, FormFactor announced the appointment of G. Carl Everett, Jr. as Lead Independent Director, effective immediately.

FormFactor issued a press release announcing the events described above on October 24, 2013, a copy of which is filed as exhibit 99.01 to this report and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
     (d) Exhibits.
Exhibit
    Number                    Description
___________________    _____________________________________________________
99.01             Press release dated October 24, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.
Date:	October 24, 2013	By:	/s/ Stuart L. Merkadeau
			Name:	Stuart L. Merkadeau
			Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
    Number                    Description
___________________    _____________________________________________________
99.01             Press release dated October 24, 2013.